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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 31, 2000
                 (Date of earliest event reported: May 7, 2000)

                                   VERIO INC.

             (Exact name of Registrant as specified in its charter)

           Delaware                        0-24219                84-1339720
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

 8005 South Chester Street, Suite 200, Englewood, Colorado         80112
       (Address of Principal Executive Offices)                  (Zip Code)

                                 (303) 645-1900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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         ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On May 7, 2000, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with NTT Communications Corporation ("NTT Communications") and Chaser Acquisition, Inc., an indirect wholly-owned subsidiary of NTT Communications ("Sub"). The Merger Agreement was filed previously as an exhibit to the Registrant's Form 8-K filed with the Securities and Exchange Commission (the "Commission") on May 8, 2000. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof and as set forth in the Offer to Purchase, dated May 17, 2000 (the "Offer to Purchase"), and in the related Letters of Transmittal (which, together with the Offer to Purchase, as amended or supplemented from time to time, constitute the "Offer"), Sub commenced a cash tender offer for (i) all of the issued and outstanding shares of common stock, par value $.001 per share, of the Registrant (other than shares of common stock already owned by NTT Communications and its subsidiaries), at a purchase price of $60.00 per share, net to the seller in cash, without interest thereon, (ii) all of the issued and outstanding shares of Series A 6.75% Convertible Preferred Stock, par value $.001 per share, of the Registrant, at a purchase price of $62.136 per share, plus all accumulated and unpaid dividends on each share of convertible preferred stock from August 1, 2000 to and including the expiration date of the Offer, net to the seller in cash, without interest thereon, and (iii) certain outstanding warrants to purchase 1,306,228 shares of common stock of the Registrant.

         The Registrant previously filed a Form 8-K with the Commission on June 2, 2000 pursuant to which the Registrant incorporated by reference as exhibits the Tender Offer Statement on Schedule TO, and the schedules and exhibits incorporated therein, filed with the Commission by Sub, NTT Communications and Nippon Telegraph and Telephone Corporation on May 17, 2000, as amended by Amendment No. 1 and Amendment No. 2 thereto, and the Solicitation/Recommendation Statement on Schedule 14D-9, and the schedules and exhibits incorporated therein, filed by the Registrant with the Commission on May 18, 2000, as amended by Amendment No. 1 thereto.

         Thereafter, the Registrant filed a Form 8-K with the Commission on June 28, 2000 pursuant to which the Registrant incorporated by reference as exhibits Amendment No. 3, Amendment No. 4 and Amendment No. 5 to the Tender Offer Statement on Schedule TO filed with the Commission by Sub, NTT Communications and Nippon Telegraph and Telephone Corporation. In the same Form 8-K, the Registrant also incorporated by reference as exhibits Amendment No. 2, Amendment No. 3 and Amendment No. 4 to the Solicitation/Recommendation Statement on
Schedule 14D-9 filed with the Commission by the Registrant.

         On July 14, 2000, the Registrant filed a Form 8-K with the Commission pursuant to which the Registrant incorporated by reference as exhibits Amendment No. 6 and Amendment No. 7 to the Tender Offer Statement on Schedule TO filed with the Commission by Sub, NTT Communications and Nippon Telegraph and Telephone Corporation. In the same Form 8-K, the Registrant also incorporated by reference as exhibits Amendment No. 5 and Amendment No. 6 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Commission by the Registrant.

         On August 3, 2000, the Registrant filed a Form 8-K with the Commission pursuant to which the Registrant incorporated by reference as exhibits Amendment No. 8, Amendment No. 9, Amendment No. 10 and Amendment No. 11 to the Tender Offer Statement on Schedule TO filed with the Commission by Sub, NTT Communications and Nippon Telegraph and Telephone Corporation. In the same Form 8-K, the Registrant also incorporated by reference as exhibits Amendment No. 7, Amendment No. 8, Amendment No. 9 and Amendment No. 10 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Commission by the Registrant.

         On August 18, 2000, the Registrant filed a Form 8-K with the Commission pursuant to which the Registrant incorporated by reference as exhibits Amendment No. 12, Amendment No. 13 and Amendment No. 14 to the Tender Offer Statement on Schedule TO filed with the Commission by Sub, NTT Communications and Nippon Telegraph and Telephone Corporation. In the same Form 8-K, the Registrant also incorporated by reference as exhibits Amendment No. 11, Amendment No. 12 and Amendment No. 13 to the Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Commission by the Registrant.

         Since August 18, 2000, the Registrant filed with the Commission on each of August 22, 2000, and August 25, 2000, respectively, Amendment No. 14 and Amendment No. 15 to the Solicitation/Recommendation Statement on Schedule 14D-9. Meanwhile, Sub, NTT Communications and Nippon Telegraph and Telephone Corporation filed with the Commission on each of August 22, 2000, August 24, 2000, and August 31, 2000, respectively, Amendment No. 15, Amendment No. 16 and Amendment No. 17 to the Tender Offer Statement on Schedule TO.

         The Tender Offer Statement on Schedule TO, as amended, and the Solicitation/Recommendation Statement on Schedule 14D-9, as amended, are referred to hereinafter as, collectively, the "Tender Offer Documents".

         The Offer expired at midnight New York City time on August 30, 2000 and approximately 70,170,992 shares of common stock (not including shares tendered pursuant to guaranteed deliveries), approximately 6,935,450 shares of convertible preferred stock (not including shares tendered pursuant to guaranteed deliveries) and warrants to purchase 1,306,228 shares of common stock were validly tendered and not withdrawn pursuant to the Offer. On August 31, 2000, Sub accepted for payment all shares of common stock, convertible preferred



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stock and outstanding warrants tendered at an aggregate purchase price of approximately $4.95 billion (which amount assumes all shares of common stock and preferred stock outstanding except shares held by NTT Communications and its subsidiaries and Verio, LLC have been tendered) with funds provided through a Syndicated Term Loan Facility Agreement, dated June 12, 2000, as amended on August 9, 2000 (the "Loan Agreement"), between NTT Communications, The Dai-Ichi Kangyo Bank, Limited ("DKB") and The Fuji Bank, Limited ("Fuji") as joint arrangers, DKB as facility agent, and DKB, Fuji, The Industrial Bank of Japan, Limited, The Sumitomo Bank, Limited, The Bank of Tokyo-Mitsubishi, Ltd., The Sakura Bank, Limited and The Sanwa Bank, Limited, as lenders. The terms of the Loan Agreement are set forth more fully in Amendment No. 4 and Amendment No. 13 to the Tender Offer Statement on Schedule TO. As a result of the consummation of the Offer, NTT Communications and its subsidiaries now beneficially own more than approximately 95.6% of the total outstanding shares of the Registrant's common stock, 96.3% of the total outstanding shares of the Registrant's convertible preferred stock and 100% of the Registrant's outstanding warrants.

         Pursuant to the terms and conditions of the Merger Agreement and as set forth more fully in the Tender Offer Documents, Sub will merge with and into the Registrant (the "Merger") and the Registrant will become an indirect wholly-owned subsidiary of NTT Communications. In the Merger, the remaining common and preferred shares of the Registrant will be converted into the right to receive the respective per share consideration paid in the Offer.

         The Merger Agreement provides that, promptly after such time as Sub purchases shares of common stock and convertible preferred stock pursuant to the Offer, Sub shall be entitled, to the fullest extent permitted by law, to designate at its option up to that number of directors of the Registrant's Board of Directors, subject to compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended, as will make the percentage of the Registrant's directors designated by Sub equal to the percentage of the aggregate voting power of the shares of Registrant's common stock held by NTT Communications or any of its subsidiaries; provided, however, that if Sub's designees are elected to the Registrant's Board of Directors, until the Merger the Registrant's Board of Directors shall have at least three directors who were directors of the Registrant on May 7, 2000, except under certain limited conditions as provided more fully in the Merger Agreement. Sub has not designated any such directors but retains the right to do so.

         The preceding description is qualified in its entirety by reference to the full text of the Merger Agreement and the Tender Offer Documents, copies of which are incorporated by reference as exhibits hereto.

         ITEM 5.  OTHER EVENTS.

         On August 31, 2000, the Registrant issued a press release announcing that, pursuant to its cash tender offers and consent solicitations (the "Debt Tender Offers") for its outstanding 13 1/2% Senior Notes due 2004, 10 3/8% Senior Notes due 2005, 11 1/4% Senior Notes due 2008, and 10 5/8% Senior Notes due 2009 (collectively, the "Notes") commenced on July 17, 2000, it accepted for purchase all Notes that were tendered as of the expiration date of the Debt Tender Offers on August 30, 2000 at 5 p.m., New York City time. The full text of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         2.1 Agreement and Plan of Merger, dated as of May 7, 2000, among NTT Communications Corporation, Chaser Acquisition, Inc. and the Registrant, incorporated by reference to the Current Report on Form 8-K, dated May 8, 2000, filed with the Securities and Exchange Commission by the Registrant.

         2.2 Tender Offer Statement on Schedule TO, dated May 17, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.3 Solicitation/Recommendation Statement on Schedule 14D-9, dated May 18, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.4 Amendment No. 1 to the Tender Offer Statement on Schedule TO, dated May 23, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.5 Amendment No. 1 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated May 24, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.



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         2.6 Amendment No. 2 to the Tender Offer Statement on Schedule TO, dated
May 31, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.7 Amendment No. 3 to the Tender Offer Statement on Schedule TO, dated June 13, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.8 Amendment No. 2 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated June 13, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.9 Amendment No. 4 to the Tender Offer Statement on Schedule TO, dated June 15, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.10 Amendment No. 3 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated June 15, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.11 Amendment No. 5 to the Tender Offer Statement on Schedule TO, dated June 20, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.12 Amendment No. 4 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated June 20, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.13 Amendment No. 6 to the Tender Offer Statement on Schedule TO, dated June 30, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.14 Amendment No. 5 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated June 30, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.15 Amendment No. 7 to the Tender Offer Statement on Schedule TO, dated July 14, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.16 Amendment No. 6 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated July 14, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.17 Amendment No. 8 to the Tender Offer Statement on Schedule TO, dated July 19, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.18 Amendment No. 7 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated July 20, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.19 Amendment No. 9 to the Tender Offer Statement on Schedule TO, dated July 21, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.20 Amendment No. 10 to the Tender Offer Statement on Schedule TO, dated July 28, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.21 Amendment No. 8 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated July 28, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.



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         2.22 Amendment No. 11 to the Tender Offer Statement on Schedule TO,
dated August 1, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.23 Amendment No. 9 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated August 1, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.24 Amendment No. 10 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated August 3, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.25 Amendment No. 12 to the Tender Offer Statement on Schedule TO, dated August 3, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.26 Amendment No. 11 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated August 11, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.27 Amendment No. 13 to the Tender Offer Statement on Schedule TO, dated August 15, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.28 Amendment No. 12 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated August 15, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.29 Amendment No. 14 to the Tender Offer Statement on Schedule TO, dated August 18, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.30 Amendment No. 13 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated August 18, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.31 Amendment No. 15 to the Tender Offer Statement on Schedule TO, dated August 22, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.32 Amendment No. 14 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated August 22, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.33 Amendment No. 16 to the Tender Offer Statement on Schedule TO, dated August 24, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         2.34 Amendment No. 15 to the Solicitation/Recommendation Statement on
Schedule 14D-9, dated August 25, 2000, filed with the Securities and Exchange Commission by the Registrant, incorporated by reference to such filing.

         2.35 Amendment No. 17 to the Tender Offer Statement on Schedule TO, dated August 31, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation, incorporated by reference to such filing.

         99.1 Press release issued by the Registrant, dated August 31, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VERIO INC.

                          By: /s/ Carla Hamre Donelson
                              ------------------------
                               Carla Hamre Donelson
                               Vice President, General Counsel and Secretary

Dated:    August 31, 2000




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                                  EXHIBIT INDEX

EXHIBIT
   NO.         DESCRIPTION
-------        -----------

2.1* Agreement and Plan of Merger, dated as of May 7, 2000, among NTT Communications Corporation, Chaser Acquisition, Inc. and the Registrant.

2.2** Tender Offer Statement on Schedule TO, dated May 17, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.3** Solicitation/Recommendation Statement on Schedule 14D-9, dated May 18, 2000, filed with the Securities and Exchange Commission by the Registrant

2.4** Amendment No. 1 to the Tender Offer Statement on Schedule TO, dated May 23, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.5**          Amendment No. 1 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated May 24, 2000, filed with the Securities and Exchange Commission by the Registrant

2.6** Amendment No. 2 to the Tender Offer Statement on Schedule TO, dated May 31, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.7** Amendment No. 3 to the Tender Offer Statement on Schedule TO, dated June 13, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.8**          Amendment No. 2 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated June 13, 2000, filed with the Securities and Exchange Commission by the Registrant

2.9** Amendment No. 4 to the Tender Offer Statement on Schedule TO, dated June 15, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.10**         Amendment No. 3 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated June 15, 2000, filed with the Securities and Exchange Commission by the Registrant

2.11** Amendment No. 5 to the Tender Offer Statement on Schedule TO, dated June 20, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.12**         Amendment No. 4 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated June 20, 2000, filed with the Securities and Exchange Commission by the Registrant

2.13** Amendment No. 6 to the Tender Offer Statement on Schedule TO, dated June 30, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.14**         Amendment No. 5 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated June 30, 2000, filed with the Securities and Exchange Commission by the Registrant

2.15** Amendment No. 7 to the Tender Offer Statement on Schedule TO, dated July 14, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.16**         Amendment No. 6 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated July 14, 2000, filed with the Securities and Exchange Commission by the Registrant

EXHIBIT
   NO.         DESCRIPTION
-------        -----------

2.17** Amendment No. 8 to the Tender Offer Statement on Schedule TO, dated July 19, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.18**         Amendment No. 7 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated July 20, 2000, filed with the Securities and Exchange Commission by the Registrant

2.19** Amendment No. 9 to the Tender Offer Statement on Schedule TO, dated July 21, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.20** Amendment No. 10 to the Tender Offer Statement on Schedule TO, dated July 28, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.21**         Amendment No. 8 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated July 28, 2000, filed with the Securities and Exchange Commission by the Registrant

2.22** Amendment No. 11 to the Tender Offer Statement on Schedule TO, dated August 1, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.23**         Amendment No. 9 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated August 1, 2000, filed with the Securities and Exchange Commission by the Registrant

2.24**         Amendment No. 10 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated August 3, 2000, filed with the Securities and Exchange Commission by the Registrant

2.25** Amendment No. 12 to the Tender Offer Statement on Schedule TO, dated August 3, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.26**         Amendment No. 11 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated August 11, 2000, filed with the Securities and Exchange Commission by the Registrant

2.27** Amendment No. 13 to the Tender Offer Statement on Schedule TO, dated August 15, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.28**         Amendment No. 12 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated August 15, 2000, filed with the Securities and Exchange Commission by the Registrant

2.29** Amendment No. 14 to the Tender Offer Statement on Schedule TO, dated August 18, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.30**         Amendment No. 13 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated August 18, 2000, filed with the Securities and Exchange Commission by the Registrant

2.31** Amendment No. 15 to the Tender Offer Statement on Schedule TO, dated August 22, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.32**         Amendment No. 14 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated August 22, 2000, filed with the Securities and Exchange Commission by the Registrant

EXHIBIT
   NO.         DESCRIPTION
-------        -----------

2.33** Amendment No. 16 to the Tender Offer Statement on Schedule TO, dated August 24, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

2.34**         Amendment No. 15 to the Solicitation/Recommendation Statement on
               Schedule 14D-9, dated August 25, 2000, filed with the Securities and Exchange Commission by the Registrant

2.35** Amendment No. 17 to the Tender Offer Statement on Schedule TO, dated August 31, 2000, filed with the Securities and Exchange Commission by Chaser Acquisition, Inc., NTT Communications Corporation and Nippon Telegraph and Telephone Corporation.

99.1           Press release issued by the Registrant, dated August 31, 2000.

----------

         * Incorporated by reference to the Registrant's Current Report on Form 8-K, dated May 8, 2000, filed with the Securities and Exchange Commission. Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant has omitted from
Exhibit 2.1 the disclosure schedule denoted as the "Company Letter" in the Agreement and Plan of Merger. The Registrant agrees to furnish supplementally a copy of the "Company Letter" to the Securities and Exchange Commission upon request.

         ** Incorporated by reference to such filing.